UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-2737

Fidelity Summer Street Trust
(Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices) (Zip code)

Eric D. Roiter, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	April 30

Date of reporting period:	April 30, 2005

Item 1. Reports to Stockholders

Fidelity®

Capital & Income

Fund

Annual Report

April 30, 2005

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com/holdings.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended April 30, 2005	Past 1 year	Past 5 years	Past 10 years
Fidelity® Capital & Income Fund	9.64%	5.49%	7.94%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity ® Capital & Income Fund on April 30, 1995. The chart shows how the value of your investment would have changed, and also shows how the Merrill Lynch® U.S. High Yield Master II Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Mark Notkin, Portfolio Manager of Fidelity® Capital & Income Fund

The high-yield rally that began in October 2002 was derailed in the late stages of the 12-month period ending April 30, 2005. During the period, the Merrill Lynch® U.S. High Yield Master II Index returned 6.49%, but fell 2.50% in the first four months of 2005. Lower-quality debt did well through most of 2004, bolstered by strong demand, a near-record low default rate and corporate America's efforts to improve its balance sheets. However, the market's streak of seven consecutive monthly gains ended in January, based partly on weakness in the air transportation and automotive industries and an equity market downturn. High yield bounced back in February, but again turned negative in March and April on concerns about rising interest rates and inflationary pressures. Possible credit-rating downgrades of two major U.S. automakers, along with persistently high energy prices, also drove down returns. The Merrill Lynch benchmark's loss in the first quarter of 2005 was just its second decline in the past 10 quarters.

Fidelity Capital & Income Fund gained 9.64% during the 12-month period ending April 30, 2005, beating the Merrill Lynch® U.S. High Yield Master II Index and the 5.44% return of the LipperSM High Current Yield Funds Average. The fund was helped by security selection in a broad grouping of industries. Equity shares of General Maritime, an oil tanker fleet operator, made a large contribution, benefiting from strong global demand for oil, with robust economic growth in China and other Asian countries. Solutia, a specialty chemical company, also aided performance, with its bonds appreciating after an improvement in the company's business fundamentals. Bonds issued by El Paso, a diversified oil and gas company, rallied as the company reported steady results in its pipeline business and progress in paying down corporate debt and enhancing liquidity. Shares of Telewest Global, a U.K.-based cable firm, performed well as the company emerged from bankruptcy with a clean balance sheet. The fund's detractors included Delta Air Lines, which suffered from high jet fuel costs and stiff pricing competition, despite efforts to contain costs. Also dampening performance were the common stock of Revlon, a cosmetics firm, and stocks and bonds issued by Pathmark, a supermarket operator, both hurt by tough competition in their respective industries. The fund also was held back by not owning bonds issued by index component Edison Mission Energy, a successful and growing independent power producer.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2004 to April 30, 2005).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2004	Ending Account Value April 30, 2005	Expenses Paid During Period* November 1, 2004 to April 30, 2005
Actual	$ 1,000.00	$ 1,024.80	$ 3.87
Hypothetical (5% return per year before expenses)	$ 1,000.00	$ 1,020.98	$ 3.86

* Expenses are equal to the Fund's annualized expense ratio of .77%; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes

Top Five Holdings as of April 30, 2005
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Nextel Communications, Inc.	2.2	2.1
Qwest Corp.	2.1	1.9
CSC Holdings, Inc.	2.0	1.9
Xerox Corp.	2.0	2.2
Williams Companies, Inc.	1.8	3.1
	10.1
Top Five Market Sectors as of April 30, 2005
	% of fund's net assets	% of fund's net assets 6 months ago
Telecommunications	14.0	12.6
Cable TV	10.3	10.0
Energy	6.8	9.4
Technology	6.7	6.3
Healthcare	4.9	4.8
Quality Diversification (% of fund's net assets)
As of April 30, 2005	As of October 31, 2004
AAA, AA, A 0.0%	AAA, AA, A 0.0%
BBB 0.2%	BBB 1.5%
BB 20.4%	BB 21.7%
B 35.4%	B 42.7%
CCC, CC, C 15.3%	CCC, CC, C 12.3%
D 0.0%	D 0.5%
Not Rated 2.9%	Not Rated 2.6%
Equities 12.6%	Equities 9.8%
Short-Term Investments and Net Other Assets 13.2%	Short-Term Investments and Net Other Assets 8.9%

We have used ratings from Moody's® Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings.
Asset Allocation (% of fund's net assets)
As of April 30, 2005 *		As of October 31, 2004 **
	Nonconvertible Bonds 71.6%		Nonconvertible Bonds 78.8%
	Convertible Bonds, Preferred Stocks 1.1%		Convertible Bonds, Preferred Stocks 1.1%
	Common Stocks 11.7%		Common Stocks 8.9%
	Floating Rate Loans 2.4%		Floating Rate Loans 2.3%
	Short-Term Investments and Net Other Assets 13.2%		Short-Term Investments and Net Other Assets 8.9%
* Foreign investments	13.7%	** Foreign investments	14.5%

Annual Report

Investments April 30, 2005

Showing Percentage of Net Assets

Corporate Bonds - 71.8%
	Principal Amount (000s)	Value (Note 1) (000s)
Convertible Bonds - 0.2%
Technology - 0.2%
Atmel Corp. 0% 5/23/21	$ 20,230	$ 9,245
Nonconvertible Bonds - 71.6%
Air Transportation - 1.3%
American Airlines, Inc. pass thru trust certificates:
7.377% 5/23/19	10,841	7,047
7.379% 5/23/16	5,236	3,351
AMR Corp.:
9% 8/1/12	4,590	3,443
9% 9/15/16	5,900	4,484
10.2% 3/15/20	2,750	1,650
Continental Airlines, Inc. pass thru trust certificates:
8.307% 10/2/19	345	269
8.312% 10/2/12	1,660	1,245
8.388% 5/1/22	4,683	3,466
Delta Air Lines, Inc.:
7.9% 12/15/09	12,105	3,874
8.3% 12/15/29	14,940	3,772
10% 8/15/08	3,060	1,040
Delta Air Lines, Inc. pass thru trust certificates:
7.57% 11/18/10	2,000	1,845
7.711% 9/18/11	3,690	1,771
7.779% 11/18/05	5,280	3,854
7.92% 5/18/12	14,780	6,503
Northwest Airlines Corp. 10% 2/1/09	7,670	3,912
Northwest Airlines, Inc.:
7.875% 3/15/08	6,620	3,244
9.875% 3/15/07	2,000	1,260
Northwest Airlines, Inc. pass thru trust certificates:
7.626% 4/1/10	882	661
7.691% 4/1/17	1,192	906
7.95% 9/1/16	996	786
8.304% 9/1/10	2,472	2,003
9.179% 10/1/11	4,487	2,872
		63,258
Automotive - 1.5%
Affinia Group, Inc. 9% 11/30/14 (g)	18,690	17,008
Altra Industrial Motion, Inc. 9% 12/1/11 (g)	4,560	4,423
Delco Remy International, Inc.:
8.625% 12/15/07	8,630	8,479
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
Automotive - continued
Delco Remy International, Inc.: - continued
9.375% 4/15/12	$ 2,975	$ 2,469
11% 5/1/09	6,525	5,938
Intermet Corp. 9.75% 6/15/09 (d)	10,275	5,754
Navistar International Corp.:
6.25% 3/1/12 (g)	9,060	8,154
7.5% 6/15/11	3,250	3,177
Tenneco Automotive, Inc. 8.625% 11/15/14 (g)	5,280	4,831
TRW Automotive Acquisition Corp.:
9.375% 2/15/13	2,781	2,878
11% 2/15/13	4,926	5,345
Visteon Corp. 7% 3/10/14	9,395	6,483
		74,939
Broadcasting - 1.5%
Entercom Radio LLC/Entercom Capital, Inc. 7.625% 3/1/14	10,138	10,544
Radio One, Inc.:
6.375% 2/15/13 (g)	4,330	4,211
8.875% 7/1/11	9,550	10,171
Rainbow National LLC & RNS Co. Corp.:
8.75% 9/1/12 (g)	15,770	16,874
10.375% 9/1/14 (g)	27,135	30,663
		72,463
Building Materials - 1.9%
FIMEP SA 10.5% 2/15/13	3,625	4,096
Goodman Global Holdings, Inc.:
5.76% 6/15/12 (g)(h)	3,150	2,993
7.875% 12/15/12 (g)	41,165	35,814
Jacuzzi Brands, Inc. 9.625% 7/1/10	27,395	29,587
Maax Holdings, Inc. 0% 12/15/12 (e)(g)	20,770	11,216
NTK Holdings, Inc. 0% 3/1/14 (e)(g)	27,100	13,279
		96,985
Cable TV - 7.0%
Cablevision Systems Corp. 8% 4/15/12 (g)	65,745	65,170
CCO Holdings LLC/CCO Holdings Capital Corp. 8.75% 11/15/13	6,000	5,745
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp.:
0% 5/15/11 (e)	6,755	4,289
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
Cable TV - continued
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp.: - continued
0% 1/15/12 (e)	$ 5,000	$ 3,050
10% 4/1/09	690	518
11.75% 1/15/10	4,940	3,878
Charter Communications Operating LLC/Charter Communications Operating Capital Corp. 8% 4/30/12 (g)	11,150	10,732
CSC Holdings, Inc.:
6.75% 4/15/12 (g)	20,160	19,656
7.625% 4/1/11	6,460	6,622
7.625% 7/15/18	49,623	49,623
7.875% 12/15/07	1,000	1,023
7.875% 2/15/18	23,385	23,502
EchoStar DBS Corp.:
6.375% 10/1/11	15,465	15,252
6.625% 10/1/14 (g)	34,270	33,328
NTL Cable PLC 8.75% 4/15/14 (g)	47,580	49,483
Rogers Cable, Inc.:
5.5% 3/15/14	3,130	2,786
6.25% 6/15/13	6,405	6,045
6.75% 3/15/15	3,740	3,595
Telenet Group Holding NV 0% 6/15/14 (e)(g)	56,750	42,279
Videotron Ltee 6.875% 1/15/14	3,630	3,576
		350,152
Capital Goods - 0.5%
Blount, Inc. 8.875% 8/1/12	6,070	6,252
Hexcel Corp. 6.75% 2/1/15 (g)	10,710	10,282
Polypore, Inc. 0% 10/1/12 (e)(g)	16,895	8,616
		25,150
Chemicals - 3.4%
BCP Crystal U.S. Holdings Corp. 9.625% 6/15/14	27,115	29,759
Crystal US Holding 3LLC/Crystal US Sub 3Corp.:
Series A, 0% 10/1/14 (e)(g)	6,685	4,446
Series B, 0% 10/1/14 (e)(g)	32,875	21,369
Equistar Chemicals LP/Equistar Funding Corp. 10.625% 5/1/11	5,760	6,365
Huntsman Advanced Materials LLC:
10.89% 7/15/08 (g)(h)	9,000	9,518
11% 7/15/10 (g)	7,000	7,980
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
Chemicals - continued
Huntsman ICI Chemicals LLC 10.125% 7/1/09	$ 12,086	$ 12,569
Huntsman LLC:
10.6406% 7/15/11 (g)(h)	3,180	3,371
11.625% 10/15/10	2,465	2,810
Innophos, Inc. 8.875% 8/15/14 (g)	2,560	2,650
Lyondell Chemical Co. 11.125% 7/15/12	6,125	6,952
Millennium America, Inc. 9.25% 6/15/08	6,270	6,678
Phibro Animal Health Corp.:
Series AO, 13% 12/1/07 unit	1,857	1,987
13% 12/1/07 unit	8,600	9,202
Philipp Brothers Chemicals, Inc. 9.875% 6/1/08	10,535	10,114
Resolution Performance Products LLC/RPP Capital Corp. 9.5% 4/15/10	3,220	3,284
Rockwood Specialties Group, Inc. 7.5% 11/15/14 (g)	1,720	1,686
Solutia, Inc.:
6.72% 10/15/37 (d)	5,610	4,656
7.375% 10/15/27 (d)	30,150	25,025
		170,421
Consumer Products - 0.6%
AAC Group Holding Corp. 0% 10/1/12 (e)(g)	11,590	7,881
ALH Finance LLC/ALH Finance Corp. 8.5% 1/15/13	5,860	5,391
Elizabeth Arden, Inc. 7.75% 1/15/14	2,790	2,790
Hines Nurseries, Inc. 10.25% 10/1/11	2,480	2,604
Jostens Holding Corp. 0% 12/1/13 (e)	3,255	2,327
Riddell Bell Holdings, Inc. 8.375% 10/1/12 (g)	3,450	3,485
Tempur-Pedic, Inc./Tempur Production USA, Inc. 10.25% 8/15/10	6,925	7,721
		32,199
Containers - 1.4%
AEP Industries, Inc. 7.875% 3/15/13 (g)	2,780	2,745
BWAY Corp. 10% 10/15/10	9,210	9,325
Crown Cork & Seal, Inc.:
7.375% 12/15/26	12,479	11,200
8% 4/15/23	8,275	7,820
Crown European Holdings SA:
9.5% 3/1/11	12,310	13,295
10.875% 3/1/13	3,810	4,343
Owens-Brockway Glass Container, Inc.:
6.75% 12/1/14 (g)	4,220	4,093
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
Containers - continued
Owens-Brockway Glass Container, Inc.: - continued
7.75% 5/15/11	$ 3,150	$ 3,339
8.25% 5/15/13	10,790	11,491
		67,651
Diversified Financial Services - 0.1%
Global Cash Access LLC/Global Cash Access Finance Corp. 8.75% 3/15/12	3,080	3,303
Metris Companies, Inc. 10.125% 7/15/06	1,245	1,264
		4,567
Diversified Media - 0.5%
CanWest Media, Inc. 8% 9/15/12 (g)	4,040	4,121
Corus Entertainment, Inc. 8.75% 3/1/12	7,225	7,659
Entravision Communications Corp. 8.125% 3/15/09	14,455	14,889
		26,669
Electric Utilities - 1.2%
AES Gener SA 7.5% 3/25/14	14,980	14,680
Calpine Corp. 8.75% 7/15/13 (g)	26,130	17,834
Chivor SA E.S.P. 9.75% 12/30/14 (g)	11,230	11,286
MSW Energy Holdings II LLC/MSW Finance Co. II, Inc. 7.375% 9/1/10	7,510	7,360
Texas Genco LLC/Texas Genco Financing Corp. 6.875% 12/15/14 (g)	11,310	11,084
		62,244
Energy - 5.9%
Chesapeake Energy Corp.:
7.5% 9/15/13	2,000	2,128
7.75% 1/15/15	6,000	6,285
El Paso Production Holding Co. 7.75% 6/1/13	10,250	10,301
Energy Partners Ltd. 8.75% 8/1/10	14,470	15,338
Enron Corp.:
6.4% 7/15/06 (d)	3,270	1,079
6.625% 11/15/05 (d)	13,290	4,386
6.725% 11/15/37 (d)	4,095	1,341
6.75% 8/1/09 (d)	3,320	1,096
6.875% 10/15/07 (d)	8,050	2,657
6.95% 7/15/28 (d)	7,270	2,381
7.125% 5/15/07 (d)	1,390	459
7.375% 5/15/19 (d)	8,400	2,730
7.875% 6/15/03 (d)	1,390	459
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
Energy - continued
Enron Corp.: - continued
8.375% 5/23/05 (d)	$ 15,020	$ 4,882
9.125% 4/1/03 (d)	285	94
9.875% 6/15/03 (d)	1,268	418
EXCO Resources, Inc. 7.25% 1/15/11	3,410	3,359
Harvest Operations Corp. 7.875% 10/15/11	5,620	5,465
InterNorth, Inc. 9.625% 3/15/06 (d)	5,575	1,840
Markwest Energy Partners LP/ Markwest Energy Finance Corp. 6.875% 11/1/14 (g)	2,465	2,403
Northwest Pipeline Corp. 8.125% 3/1/10	3,400	3,621
Ocean Rig Norway AS yankee 10.25% 6/1/08	1,685	1,719
Plains Exploration & Production Co. 8.75% 7/1/12	5,620	6,070
Range Resources Corp. 7.375% 7/15/13	5,530	5,696
Southern Natural Gas Co.:
7.35% 2/15/31	35,553	35,375
8% 3/1/32	20,945	22,202
8.875% 3/15/10	4,000	4,300
Tennessee Gas Pipeline Co.:
7% 10/15/28	9,810	9,602
7.5% 4/1/17	13,715	14,606
7.625% 4/1/37	7,450	7,795
8.375% 6/15/32	6,100	6,710
The Coastal Corp.:
6.375% 2/1/09	11,027	10,393
7.75% 6/15/10	1,410	1,371
10.75% 10/1/10	1,230	1,368
Venoco, Inc. 8.75% 12/15/11 (g)	6,840	6,857
Williams Companies, Inc.:
7.125% 9/1/11	1,800	1,877
7.625% 7/15/19	26,825	29,239
7.875% 9/1/21	15,505	16,804
8.125% 3/15/12	29,210	32,131
8.75% 3/15/32	7,885	9,147
		295,984
Entertainment/Film - 1.1%
AMC Entertainment, Inc.:
8% 3/1/14	9,745	8,868
8.625% 8/15/12 (g)	6,780	7,119
Cinemark USA, Inc. 9% 2/1/13	10,300	10,944
Cinemark, Inc. 0% 3/15/14 (e)	16,250	11,172
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
Entertainment/Film - continued
IMAX Corp. 9.625% 12/1/10	$ 11,340	$ 11,992
Marquee Holdings, Inc. 0% 8/15/14 (e)(g)	7,790	4,908
		55,003
Environmental - 0.3%
Browning-Ferris Industries, Inc.:
6.375% 1/15/08	400	390
7.4% 9/15/35	15,066	12,467
IMCO Recycling Escrow, Inc. 9% 11/15/14 (g)	1,980	2,039
		14,896
Food and Drug Retail - 0.4%
Ahold Finance USA, Inc. 8.25% 7/15/10	11,980	13,028
Ahold Lease Series 2001 A1 pass thru trust certificates 7.82% 1/2/20	5,125	5,458
		18,486
Food/Beverage/Tobacco - 0.8%
Doane Pet Care Co. 10.75% 3/1/10	7,500	8,025
Leiner Health Products, Inc. 11% 6/1/12	2,870	2,999
Michael Foods, Inc. 8% 11/15/13	2,690	2,724
National Beef Packing Co. LLC/National Beef Finance Corp. 10.5% 8/1/11	9,335	8,892
Reddy Ice Holdings, Inc. 0% 11/1/12 (e)(g)	15,460	11,054
Southern States Cooperative, Inc. 10.5% 11/1/10 (g)	4,370	4,370
		38,064
Gaming - 2.1%
Mandalay Resort Group 6.5% 7/31/09	16,415	16,600
MGM MIRAGE:
6% 10/1/09	5,030	4,942
6.75% 9/1/12	6,315	6,347
Mohegan Tribal Gaming Authority 6.875% 2/15/15 (g)	9,760	9,589
MTR Gaming Group, Inc. 9.75% 4/1/10	4,110	4,521
Penn National Gaming, Inc.:
6.75% 3/1/15 (g)	7,810	7,537
8.875% 3/15/10	1,320	1,403
Scientific Games Corp. 6.25% 12/15/12 (g)	3,050	2,989
Station Casinos, Inc.:
6% 4/1/12	8,320	8,258
6.5% 2/1/14	10,140	10,064
Sun International Hotels Ltd./Sun International North America, Inc. 8.875% 8/15/11	19,620	20,944
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
Gaming - continued
Virgin River Casino Corp./RBG LLC/B&BB, Inc.:
0% 1/15/13 (e)(g)	$ 5,570	$ 3,565
9% 1/15/12 (g)	3,260	3,374
Waterford Gaming LLC/Waterford Gaming Finance Corp. 8.625% 9/15/12 (g)	4,241	4,495
		104,628
Healthcare - 3.7%
ALARIS Medical Systems, Inc. 7.25% 7/1/11	10,000	10,400
AmeriPath, Inc. 10.5% 4/1/13	14,500	14,500
AmerisourceBergen Corp.:
7.25% 11/15/12	3,240	3,434
8.125% 9/1/08	2,270	2,457
Beverly Enterprises, Inc. 7.875% 6/15/14	5,180	5,685
Bio-Rad Laboratories, Inc. 7.5% 8/15/13	13,300	13,699
Concentra Operating Corp. 9.125% 6/1/12	2,700	2,781
Elan Finance PLC/Elan Finance Corp. 7.75% 11/15/11 (g)	7,530	5,949
HCA, Inc. 5.75% 3/15/14	5,000	4,925
National Nephrology Associates, Inc. 9% 11/1/11 (g)	3,240	3,588
Psychiatric Solutions, Inc. 10.625% 6/15/13	1,840	2,019
Senior Housing Properties Trust 7.875% 4/15/15	17,390	18,216
Triad Hospitals, Inc. 7% 11/15/13	13,090	12,959
U.S. Oncology, Inc.:
9% 8/15/12	6,330	6,520
10.75% 8/15/14	18,840	19,876
Vanguard Health Holding Co. I 0% 10/1/15 (e)	11,815	7,798
Vanguard Health Holding Co. II LLC 9% 10/1/14	31,550	32,812
VWR International, Inc.:
6.875% 4/15/12	1,240	1,190
8% 4/15/14	2,380	2,285
Warner Chilcott Corp. 8.75% 2/1/15 (g)	11,605	11,257
		182,350
Homebuilding/Real Estate - 1.8%
American Real Estate Partners/American Real Estate Finance Corp.:
7.125% 2/15/13 (g)	12,240	11,750
8.125% 6/1/12	12,730	12,857
BF Saul REIT 7.5% 3/1/14	12,505	12,880
Crescent Real Estate Equities LP/Crescent Finance Co. 9.25% 4/15/09	7,000	7,350
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
Homebuilding/Real Estate - continued
D.R. Horton, Inc. 7.875% 8/15/11	$ 2,540	$ 2,731
K. Hovnanian Enterprises, Inc.:
6% 1/15/10	3,440	3,337
6.25% 1/15/15	6,250	6,063
7.75% 5/15/13	7,000	7,210
Meritage Homes Corp. 6.25% 3/15/15 (g)	7,970	7,332
Standard Pacific Corp. 7.75% 3/15/13	10,920	11,193
Technical Olympic USA, Inc. 7.5% 1/15/15	9,310	8,286
		90,989
Hotels - 1.1%
Gaylord Entertainment Co.:
6.75% 11/15/14 (g)	6,620	6,024
8% 11/15/13	8,460	8,502
ITT Corp.:
6.75% 11/15/05	2,000	2,025
7.375% 11/15/15	20,000	21,300
La Quinta Properties, Inc.:
7% 8/15/12	6,000	6,128
8.875% 3/15/11	9,735	10,429
		54,408
Leisure - 1.3%
Town Sports International Holdings, Inc. 0% 2/1/14 (e)	30,445	17,658
Universal City Development Partners Ltd./UCDP Finance, Inc. 11.75% 4/1/10	18,375	20,856
Universal City Florida Holding Co. I/II:
7.4925% 5/1/10 (g)(h)	5,320	5,546
8.375% 5/1/10 (g)	5,930	6,108
Vail Resorts, Inc. 6.75% 2/15/14	13,540	13,286
		63,454
Metals/Mining - 1.1%
America Rock Salt Co. LLC 9.5% 3/15/14	8,250	8,415
Compass Minerals International, Inc. 0% 12/15/12 (e)	18,715	16,095
Freeport-McMoRan Copper & Gold, Inc.:
6.875% 2/1/14	13,060	12,407
10.125% 2/1/10	7,000	7,700
Massey Energy Co. 6.625% 11/15/10	10,700	10,700
		55,317
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
Paper - 1.5%
Georgia-Pacific Corp.:
7.375% 12/1/25	$ 8,240	$ 8,219
7.75% 11/15/29	9,000	9,810
8% 1/15/24	24,710	26,347
8.125% 5/15/11	2,500	2,725
8.875% 5/15/31	5,250	6,064
9.375% 2/1/13	1,000	1,115
Millar Western Forest Products Ltd. 7.75% 11/15/13	3,085	2,900
NewPage Corp.:
9.46% 5/1/12 (g)(h)	8,670	8,497
12% 5/1/13 (g)	9,420	9,043
		74,720
Publishing/Printing - 3.4%
Dex Media, Inc.:
0% 11/15/13 (e)	10,670	8,056
0% 11/15/13 (e)	4,375	3,303
8% 11/15/13	16,350	16,759
Haights Cross Communications, Inc. 0% 8/15/11 (e)	9,350	5,891
Haights Cross Operating Co. 11.75% 8/15/11	13,350	14,819
Houghton Mifflin Co.:
0% 10/15/13 (e)	69,155	47,025
8.25% 2/1/11	8,260	8,260
9.875% 2/1/13	24,000	24,360
R.H. Donnelley Corp. 6.875% 1/15/13 (g)	18,550	18,365
Sun Media Corp. Canada 7.625% 2/15/13	10,365	10,728
The Reader's Digest Association, Inc. 6.5% 3/1/11	9,085	9,017
WDAC Subsidiary Corp. 8.375% 12/1/14 (g)	4,910	4,542
		171,125
Railroad - 0.9%
Kansas City Southern Railway Co.:
7.5% 6/15/09	7,655	7,770
9.5% 10/1/08	5,910	6,383
TFM SA de CV:
9.375% 5/1/12 (g)	16,130	16,170
12.5% 6/15/12	13,955	16,083
yankee 10.25% 6/15/07	750	795
		47,201
Restaurants - 0.9%
Carrols Corp. 9% 1/15/13 (g)	3,470	3,574
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
Restaurants - continued
Domino's, Inc. 8.25% 7/1/11	$ 4,070	$ 4,253
Landry's Seafood Restaurants, Inc. 7.5% 12/15/14 (g)	12,410	11,852
Morton's Restaurant Group, Inc. 7.5% 7/1/10	12,460	12,086
Uno Restaurant Corp. 10% 2/15/11 (g)	12,240	11,934
		43,699
Services - 1.7%
Allied Security Escrow Corp. 11.375% 7/15/11	6,250	6,375
Iron Mountain, Inc.:
6.625% 1/1/16	31,795	27,821
7.75% 1/15/15	25,205	23,819
8.625% 4/1/13	2,225	2,225
JohnsonDiversey Holdings, Inc. 0% 5/15/13 (e)	23,355	18,334
JohnsonDiversey, Inc. 9.625% 5/15/12	2,575	2,627
Rural/Metro Corp. 9.875% 3/15/15 (g)	3,870	3,638
		84,839
Shipping - 2.1%
American Commercial Lines LLC/ACL Finance Corp. 9.5% 2/15/15 (g)	3,630	3,684
CHC Helicopter Corp. 7.375% 5/1/14	10,925	10,788
General Maritime Corp. 10% 3/15/13	9,420	10,127
Grupo TMM SA de CV 10.5% 8/1/07 (g)	9,051	8,712
H-Lines Finance Holding Corp. 0% 4/1/13 (e)(g)	10,235	7,932
OMI Corp. 7.625% 12/1/13	8,125	8,145
Seabulk International, Inc. 9.5% 8/15/13	17,020	19,318
Ship Finance International Ltd. 8.5% 12/15/13	30,655	29,429
Ultrapetrol Bahamas Ltd. 9% 11/24/14	8,485	7,806
		105,941
Steels - 1.6%
CSN Islands VIII Corp. 9.75% 12/16/13 (g)	32,320	33,290
Edgen Acquisition Corp. 9.875% 2/1/11 (g)	6,120	5,967
Gerdau AmeriSteel Corp./GUSAP Partners 10.375% 7/15/11	8,695	9,499
International Steel Group, Inc. 6.5% 4/15/14	24,820	24,324
Ispat Inland ULC 9.75% 4/1/14	5,094	5,782
		78,862
Super Retail - 0.4%
AutoNation, Inc. 9% 8/1/08	12,200	13,268
CSK Automotive, Inc. 7% 1/15/14	2,460	2,251
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
Super Retail - continued
National Vision, Inc. 12% 3/30/09	$ 645	$ 632
The Pep Boys - Manny, Moe & Jack 7.5% 12/15/14	2,590	2,435
		18,586
Technology - 5.6%
Celestica, Inc. 7.875% 7/1/11	31,775	31,576
Freescale Semiconductor, Inc. 7.125% 7/15/14	27,745	28,994
Lucent Technologies, Inc.:
6.45% 3/15/29	50,085	42,322
6.5% 1/15/28	4,180	3,469
MagnaChip Semiconductor SA/MagnaChip Semiconductor Finance Co.:
6.26% 12/15/11 (g)(h)	3,090	2,858
6.875% 12/15/11 (g)	6,150	5,597
8% 12/15/14 (g)	2,400	2,064
New ASAT Finance Ltd. 9.25% 2/1/11	9,655	7,965
Semiconductor Note Participation Trust 0% 8/4/11 (g)	3,000	4,320
Viasystems, Inc. 10.5% 1/15/11	23,140	22,446
Xerox Capital Trust I 8% 2/1/27	30,530	30,988
Xerox Corp.:
6.875% 8/15/11	24,680	25,606
7.2% 4/1/16	4,950	5,247
7.625% 6/15/13	62,845	67,401
		280,853
Telecommunications - 12.8%
American Tower Corp. 7.125% 10/15/12	13,300	13,200
AT&T Corp. 9.75% 11/15/31	38,875	48,256
Centennial Cellular Operating Co./Centennial Communications Corp. 10.125% 6/15/13	27,122	29,563
Centennial Communications Corp./Centennial Cellular Operating Co. LLC/Centennial Puerto Rico Operations Corp. 8.125% 2/1/14 (h)	8,540	8,647
Crown Castle International Corp.:
Series B, 7.5% 12/1/13	8,420	9,009
9.375% 8/1/11	22,000	24,008
Dresdner Bank AG for Kyivstar GSM 7.75% 4/27/12 (g)	4,400	4,426
Eschelon Operating Co. 8.375% 3/15/10	7,475	6,429
Inmarsat Finance II PLC 0% 11/15/12 (e)	44,280	32,767
Inmarsat Finance PLC 7.625% 6/30/12	2,670	2,737
Innova S. de R.L. 9.375% 9/19/13	19,890	21,780
Intelsat Ltd. 7.7938% 1/15/12 (g)(h)	22,320	22,655
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
Telecommunications - continued
Kyivstar GSM 10.375% 8/17/09 (g)	$ 5,320	$ 5,939
Level 3 Financing, Inc. 10.75% 10/15/11 (g)	16,220	13,300
MCI, Inc.:
6.688% 5/1/09	416	430
8.735% 5/1/14 (h)	20,583	22,333
Millicom International Cellular SA 10% 12/1/13	22,980	22,291
Mobifon Holdings BV 12.5% 7/31/10	23,305	28,257
Mobile Telesystems Finance SA 8% 1/28/12 (g)	12,290	12,246
New Skies Satellites BV:
7.4375% 11/1/11 (g)(h)	3,540	3,593
9.125% 11/1/12 (g)	2,710	2,710
Nextel Communications, Inc.:
5.95% 3/15/14	6,370	6,466
6.875% 10/31/13	6,840	7,191
7.375% 8/1/15	75,245	80,114
PanAmSat Holding Corp. 0% 11/1/14 (e)(g)	19,035	12,087
Qwest Corp.:
7.875% 9/1/11 (g)	14,060	14,130
9.125% 3/15/12 (g)	67,495	71,545
Qwest Services Corp.:
14% 12/15/10 (g)(h)	1,990	2,239
14.5% 12/15/14 (g)(h)	3,963	4,597
Rogers Communications, Inc. 6.135% 12/15/10 (h)	8,170	8,333
Rural Cellular Corp. 9.875% 2/1/10	4,155	4,155
U.S. West Communications:
6.875% 9/15/33	26,355	21,677
7.125% 11/15/43	1,355	1,111
7.2% 11/10/26	37,955	33,400
7.25% 9/15/25	8,865	8,023
7.25% 10/15/35	6,060	5,242
7.5% 6/15/23	14,935	13,329
8.875% 6/1/31	2,015	1,995
UbiquiTel Operating Co.:
9.875% 3/1/11	1,880	2,030
9.875% 3/1/11 (g)	6,270	6,772
		639,012
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
Textiles & Apparel - 0.2%
Levi Strauss & Co. 9.75% 1/15/15 (g)	$ 9,355	$ 8,887
TOTAL NONCONVERTIBLE BONDS		3,574,002
TOTAL CORPORATE BONDS (Cost $3,565,714)		3,583,247
Common Stocks - 11.7%
	Shares
Automotive - 0.2%
Exide Technologies warrants 3/18/06 (a)	589	0
TRW Automotive Holdings Corp. (a)	500,000	8,905
Building Materials - 0.4%
Jacuzzi Brands, Inc. (a)	177,900	1,610
Martin Marietta Materials, Inc.	300,000	16,497
		18,107
Cable TV - 3.0%
Cablevision Systems Corp. - NY Group Class A (a)	650,000	16,868
Liberty Media International, Inc. Class A (a)	62,500	2,592
LodgeNet Entertainment Corp. (a)	735,000	11,966
NTL, Inc. (a)	613,393	39,245
NTL, Inc. Class A warrants 1/13/11 (a)	35,177	54
PTV, Inc. (a)	3	2
Telewest Global, Inc. (a)	4,171,009	77,331
		148,058
Chemicals - 0.3%
Celanese Corp. Class A	1,145,700	16,670
Sterling Chemicals, Inc. (a)	891	27
Sterling Chemicals, Inc. warrants 12/19/08 (a)	1,445	0
		16,697
Containers - 0.0%
Trivest 1992 Special Fund Ltd. (a)(i)	11,400,000	114
Diversified Media - 0.9%
Liberty Media Corp. Class A (a)	1,250,000	12,550
News Corp. Class A	877,200	13,404
Rogers Communications, Inc. Class B (non-vtg.)	725,000	20,885
		46,839
Energy - 0.9%
Apache Corp.	340,000	19,139
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Energy - continued
Chesapeake Energy Corp.	700,000	$ 13,468
Encore Acquisition Co. (a)	350,000	12,852
		45,459
Food and Drug Retail - 0.4%
CVS Corp.	400,000	20,632
Food/Beverage/Tobacco - 0.3%
Centerplate, Inc. unit	1,033,875	12,665
Gaming - 0.4%
Mikohn Gaming Corp. warrants 10/14/08 (a)(i)	535,456	3,213
Penn National Gaming, Inc. (a)	600,000	18,900
		22,113
Healthcare - 0.8%
DaVita, Inc. (a)	840,800	33,884
Quest Diagnostics, Inc.	75,000	7,935
		41,819
Homebuilding/Real Estate - 0.0%
Swerdlow Real Estate Group LLC (a)(i)	159,600	377
Metals/Mining - 0.5%
Haynes International, Inc. (a)(g)	147,429	2,764
Peabody Energy Corp.	250,000	10,943
Phelps Dodge Corp.	100,000	8,585
		22,292
Publishing/Printing - 0.8%
R.H. Donnelley Corp. (a)	675,000	38,441
Services - 0.4%
Coinmach Service Corp. unit	1,522,000	19,786
Shipping - 1.0%
General Maritime Corp. (a)	500,000	21,925
Laidlaw International, Inc. (a)	490,000	10,971
OMI Corp.	795,000	14,461
Ship Finance International Ltd. (NY Shares) (f)	140,100	2,604
		49,961
Super Retail - 0.0%
National Vision, Inc. (a)	34,502	164
Technology - 0.5%
AMIS Holdings, Inc. (a)	460,056	5,180
General Cable Corp. (a)	960,300	11,668
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Technology - continued
Seagate Technology	550,000	$ 9,669
		26,517
Telecommunications - 0.8%
Broadwing Corp. (a)	12,986	48
Mobile TeleSystems OJSC sponsored ADR (f)	600,000	20,160
Nextel Communications, Inc. Class A (a)	675,000	18,893
SpectraSite, Inc. (a)	4,451	250
		39,351
Textiles & Apparel - 0.1%
Arena Brands Holding Corp. Class B (i)	659,302	6,824
TOTAL COMMON STOCKS (Cost $553,215)		585,121
Preferred Stocks - 0.9%

Convertible Preferred Stocks - 0.2%
Chemicals - 0.0%
Celanese Corp. 4.25%	30,500	682
Telecommunications - 0.0%
Dobson Communications Corp. Series F, 6.00% (g)	4,760	347
Textiles & Apparel - 0.2%
Arena Brands Holding Corp. Series B, 16.00% (i)	5,850	5,850
TOTAL CONVERTIBLE PREFERRED STOCKS		6,879
Nonconvertible Preferred Stocks - 0.7%
Broadcasting - 0.2%
Spanish Broadcasting System, Inc. Class B, 10.75%	10,542	11,333
Cable TV - 0.0%
PTV, Inc. Series A, 10.00%	56,261	183
Diversified Financial Services - 0.4%
American Annuity Group Capital Trust II 8.875% (a)	18,557	18,557
Super Retail - 0.1%
GNC Corp. Series A, 12.00%	7,090	5,105
TOTAL NONCONVERTIBLE PREFERRED STOCKS		35,178
TOTAL PREFERRED STOCKS (Cost $43,904)		42,057
Floating Rate Loans - 2.4%
	Principal Amount (000s)	Value (Note 1) (000s)
Automotive - 0.4%
AM General LLC:
Tranche B1, term loan 7.6379% 11/1/11 (h)	$ 12,285	$ 12,776
Tranche C2, term loan 12.41% 5/2/12 (h)	6,300	6,615
Goodyear Tire & Rubber Co. Tranche 2, term loan 5.89% 4/30/10 (h)	1,690	1,669
		21,060
Cable TV - 0.3%
Hilton Head Communications LP Tranche B, term loan 7% 3/31/08 (h)	6,000	5,903
Olympus Cable Holdings LLC Tranche B, term loan 7.75% 9/30/10 (h)	1,450	1,441
UPC Broadband Holding BV Tranche H2, term loan 5.752% 9/30/12 (h)	4,650	4,644
UPC Distribution Holdings BV Tranche F, term loan 6.6% 12/31/11 (h)	4,975	5,037
		17,025
Diversified Financial Services - 0.1%
Metris Companies, Inc. term loan 12.36% 5/6/07 (h)	7,825	8,158
Entertainment/Film - 0.2%
MGM Holdings II, Inc. Tranche B, term loan 5.38% 4/8/12 (h)	9,790	9,790
Environmental - 0.1%
Allied Waste Industries, Inc.:
term loan 5.1444% 1/15/12 (h)	2,518	2,518
Tranche A, Credit-Linked Deposit 4.87% 1/15/12 (h)	932	932
		3,450
Healthcare - 0.4%
Warner Chilcott Corp. term loan 6.3557% 1/18/12 (h)	18,400	18,538
Technology - 0.4%
Infor Global Solutions AG:
Tranche 1, term loan 8% 4/18/11 (h)	9,580	9,652
Tranche 2, term loan 12% 4/18/12 (h)	8,980	8,778
		18,430
Telecommunications - 0.4%
Qwest Corp. Tranche B, term loan 6.95% 6/30/10 (h)	19,000	18,430
Textiles & Apparel - 0.1%
Levi Strauss & Co. Tranche B, term loan 10% 9/29/09	6,567	6,862
TOTAL FLOATING RATE LOANS (Cost $118,759)		121,743
Money Market Funds - 12.7%
	Shares	Value (Note 1) (000s)
Fidelity Cash Central Fund, 2.84% (b)	625,664,562	$ 625,665
Fidelity Securities Lending Cash Central Fund, 2.86% (b)(c)	7,763,000	7,763
TOTAL MONEY MARKET FUNDS (Cost $633,428)		633,428
Cash Equivalents - 0.2%
	Maturity Amount (000s)
Investments in repurchase agreements (Collateralized by U.S. Treasury Obligations, in a joint trading account at 2.86%, dated 4/29/05 due 5/2/05) (Cost $7,063)	7,065	7,063
TOTAL INVESTMENT PORTFOLIO - 99.7% (Cost $4,922,083)		4,972,659
NET OTHER ASSETS - 0.3%		17,444
NET ASSETS - 100%		$ 4,990,103
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.
(e) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(f) Security or a portion of the security is on loan at period end.

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $980,690,000 or 19.7% of net assets.

(h) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(i) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $16,378,000 or 0.3% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Arena Brands Holding Corp. Class B	6/18/97 - 1/12/99	$ 21,592
Arena Brands Holding Corp. Series B, 16.00%	6/25/02 - 10/3/02	$ 5,850
Mikohn Gaming Corp. warrants 10/14/08	9/26/03	$ -
Swerdlow Real Estate Group LLC	1/15/99	$ 7,697
Trivest 1992 Special Fund Ltd.	7/2/92	$ -
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	86.3%
Canada	2.8%
United Kingdom	1.8%
Mexico	1.2%
Bermuda	1.2%
Marshall Islands	1.1%
Cayman Islands	1.1%
Others (individually less than 1%)	4.5%
100.0%
Income Tax Information
At April 30, 2005, the fund had a capital loss carryforward of approximately $548,077,000 of which $436,614,000 and $111,463,000 will expire on April 30, 2010 and 2011, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	April 30, 2005

Assets
Investment in securities, at value (including securities loaned of $7,388 and repurchase agreements of $7,063) (cost $4,922,083) - See accompanying schedule		$ 4,972,659
Receivable for investments sold		11,246
Receivable for fund shares sold		5,415
Dividends receivable		359
Interest receivable		68,750
Prepaid expenses		13
Other affiliated receivables		19
Other receivables		361
Total assets		5,058,822

Liabilities
Payable for investments purchased	$ 50,582
Payable for fund shares redeemed	5,013
Distributions payable	1,924
Accrued management fee	2,400
Other affiliated payables	849
Other payables and accrued expenses	188
Collateral on securities loaned, at value	7,763
Total liabilities		68,719

Net Assets		$ 4,990,103
Net Assets consist of:
Paid in capital		$ 5,464,178
Undistributed net investment income		30,339
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(554,990)
Net unrealized appreciation (depreciation) on investments		50,576
Net Assets, for 612,310 shares outstanding		$ 4,990,103
Net Asset Value, offering price and redemption price per share ($4,990,103 ÷ 612,310 shares)		$ 8.15

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended April 30, 2005

Investment Income
Dividends		$ 6,246
Interest		334,562
Security lending		46
Total income		340,854

Expenses
Management fee	$ 26,568
Transfer agent fees	7,372
Accounting and security lending fees	1,178
Independent trustees' compensation	24
Appreciation in deferred trustee compensation account	6
Custodian fees and expenses	103
Registration fees	181
Audit	191
Legal	47
Miscellaneous	179
Total expenses before reductions	35,849
Expense reductions	(128)	35,721
Net investment income		305,133
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	100,204
Foreign currency transactions	(28)
Total net realized gain (loss)		100,176
Change in net unrealized appreciation (depreciation) on investment securities		130
Net gain (loss)		100,306
Net increase (decrease) in net assets resulting from operations		$ 405,439

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended April 30, 2005	Year ended April 30, 2004
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 305,133	$ 309,576
Net realized gain (loss)	100,176	103,113
Change in net unrealized appreciation (depreciation)	130	205,032
Net increase (decrease) in net assets resulting from operations	405,439	617,721
Distributions to shareholders from net investment income	(305,905)	(333,709)
Share transactions Proceeds from sales of shares	1,282,381	1,500,605
Reinvestment of distributions	279,704	302,529
Cost of shares redeemed	(970,068)	(1,622,807)
Net increase (decrease) in net assets resulting from share transactions	592,017	180,327
Redemption fees	530	1,830
Total increase (decrease) in net assets	692,081	466,169

Net Assets
Beginning of period	4,298,022	3,831,853
End of period (including undistributed net investment income of $30,339 and undistributed net investment income of $31,189, respectively)	$ 4,990,103	$ 4,298,022
Other Information Shares
Sold	155,454	191,181
Issued in reinvestment of distributions	34,168	38,179
Redeemed	(118,564)	(207,749)
Net increase (decrease)	71,058	21,611

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended April 30,	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of period	$ 7.94	$ 7.37	$ 6.69	$ 7.63	$ 9.14
Income from Investment Operations
Net investment income B	.539 F	.584	.562	.554 D, E	.781
Net realized and unrealized gain (loss)	.210	.613	.588	(.952) D, E	(1.612)
Total from investment operations	.749	1.197	1.150	(.398)	(.831)
Distributions from net investment income	(.540)	(.630)	(.472)	(.545)	(.686)
Redemption fees added to paid in capital B	.001	.003	.002	.003	.007
Net asset value, end of period	$ 8.15	$ 7.94	$ 7.37	$ 6.69	$ 7.63
Total Return A	9.64%	16.60%	18.89%	(5.16)%	(9.37)%
Ratios to Average Net Assets C
Expenses before expense reductions	.78%	.79%	.84%	.81%	.79%
Expenses net of voluntary waivers, if any	.78%	.79%	.84%	.81%	.79%
Expenses net of all reductions	.77%	.78%	.83%	.81%	.78%
Net investment income	6.61% F	7.41%	9.06%	7.93% D, E	9.32%
Supplemental Data
Net assets, end of period (in millions)	$ 4,990	$ 4,298	$ 3,832	$ 3,035	$ 3,111
Portfolio turnover rate	59%	113%	125%	125%	82%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

D Effective May 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

E As a result of a revision to reflect accretion of market discount using the interest method, certain amounts for the year ended April 30, 2002 have been reclassified from what was previously reported. The impact of this change was a decrease to net investment income of $.038 per share with a corresponding increase to net realized and unrealized gain (loss) per share. The ratio of net investment income to average net assets decreased from 8.48% to 7.93%. The reclassification has no impact on the net assets of the fund.

F Net investment income per share includes approximately $.015 per share received as a result of a reorganization of an issuer that was in bankruptcy. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 6.42%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended April 30, 2005

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Capital & Income Fund (the fund) is a fund of Fidelity Summer Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Debt securities, including restricted securities, for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds, and are marked-to-market. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to prior period premium and discount on debt securities, defaulted bonds, market discount, partnerships, non-taxable dividends, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 256,454
Unrealized depreciation	(191,665)
Net unrealized appreciation (depreciation)	64,789
Undistributed ordinary income	9,300
Capital loss carryforward	(548,077)

Cost for federal income tax purposes	$ 4,907,870

The tax character of distributions paid was as follows:

	April 30, 2005	April 30, 2004
Ordinary Income	$ 305,905	$ 333,709

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 90 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by Fidelity Management & Research Company (FMR), are retained by the fund and accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Collateral is held in segregated accounts with

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

2. Operating Policies - continued

Repurchase Agreements - continued

custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities, that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $2,588,774 and $2,532,361, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the fund's average net assets and a group fee rate that averaged .13% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .16% of average net assets.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. FSC maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Money Market Central Funds seek preservation of capital and current income. The Central Funds do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $6,897 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $15 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $80 for the period. In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody and transfer agent expenses by $3 and $45, respectively.

8. Other.

The fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

At the end of the period, the Fidelity Freedom Funds were the owners of record, in the aggregate, of approximately 24% of the total outstanding shares of the fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Summer Street Trust and the Shareholders of Fidelity Capital & Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Capital & Income Fund (a fund of Fidelity Summer Street Trust) at April 30, 2005 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Capital & Income Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

June 10, 2005

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trusts and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for William O. McCoy, Stephen P. Jonas, and Kenneth L. Wolfe, each of the Trustees oversees 308 funds advised by FMR or an affiliate. Mr. McCoy oversees 310 funds advised by FMR or an affiliate. Mr. Jonas and Mr. Wolfe oversee 297 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each Trustee who is not an "interested person" (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1977

Trustee of Fidelity Summer Street Trust. Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director (2000-present) of FMR Co., Inc.

Abigail P. Johnson (43)**

Year of Election or Appointment: 2001

Senior Vice President of Capital & Income (2001-present). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001- present). She is President and a Director of FMR (2001-present), Fidelity Investments Money Management, Inc. (2001-present), FMR Co., Inc. (2001-present), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Stephen P. Jonas (52)

Year of Election or Appointment: 2005

Mr. Jonas is Executive Director of FMR (2005-present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002-2004), and Chief Financial Officer of FMR Co. (1998-2000). In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003-present) and Chief Operating Officer (2002-present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000-present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trusts or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2005

Mr. Dirks also serves as a Trustee (2005-present) or Member of the Advisory Board (2004-present) of other investment companies advised by FMR. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the Independent Trustees (2005-present). Dr. Gates is President of Texas A&M University (2002-present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001-present), and Brinker International (restaurant management, 2003-present). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001-present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000-present). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), and INET Technologies Inc. (telecommunications network surveillance, 2001-2004).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (61)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Council on Foreign Relations.

Marvin L. Mann (72)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the Independent Trustees (2001-present). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (60)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (65)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000-present) and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2000-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005

Mr. Wolfe also serves as a Trustee (2005-present) or Member of the Advisory Board (2004-present) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Gamper may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2005

Member of the Advisory Board of Fidelity Summer Street Trust. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System (1996-present).

Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Summer Street Trust. Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director (2000-present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infir-mary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Mark J. Notkin (40)

Year of Election or Appointment: 2003

Vice President of Capital & Income. Mr. Notkin also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Notkin managed a variety of Fidelity funds. Mr. Notkin also serves as Vice President of FMR (2001) and FMR Co., Inc. (2001).

Eric D. Roiter (56)

Year of Election or Appointment: 1998

Secretary of Capital & Income. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Management & Research (Far East) Inc. (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (45)

Year of Election or Appointment: 2003

Assistant Secretary of Capital & Income. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Capital & Income. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (54)

Year of Election or Appointment: 2002

Chief Financial Officer of Capital & Income. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Capital & Income. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Com-pany, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Capital & Income. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005

Deputy Treasurer of Capital & Income. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of Capital & Income. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (35)

Year of Election or Appointment: 2005

Deputy Treasurer of Capital & Income. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

John H. Costello (58)
Year of Election or Appointment: 1986 Assistant Treasurer of Capital & Income. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (51)
Year of Election or Appointment: 2004 Assistant Treasurer of Capital & Income. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (50)
Year of Election or Appointment: 2002 Assistant Treasurer of Capital & Income. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Annual Report

Distributions

A total of 0.13% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2006 of amounts for use in preparing 2005 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on May 19, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval.*
	# of Votes	% of Votes
Affirmative	2,559,557,423.55	77.884
Against	525,390,509.70	15.987
Abstain	122,960,694.34	3.742
Broker Non-Votes	78,445,792.00	2.387
TOTAL	3,286,354,419.59	100.000
PROPOSAL 2
To elect a Board of Trustees.*
	# of Votes	% of Votes
J. Michael Cook
Affirmative	3,125,780,798.57	95.114
Withheld	160,573,621.02	4.886
TOTAL	3,286,354,419.59	100.000
Ralph F. Cox
Affirmative	3,119,765,778.55	94.931
Withheld	166,588,641.04	5.069
TOTAL	3,286,354,419.59	100.000
Laura B. Cronin
Affirmative	3,115,932,063.18	94.814
Withheld	170,422,356.41	5.186
TOTAL	3,286,354,419.59	100.000
Robert M. Gates
Affirmative	3,122,739,834.29	95.021
Withheld	163,614,585.30	4.979
TOTAL	3,286,354,419.59	100.000
George H. Heilmeier
Affirmative	3,125,791,516.42	95.114
Withheld	160,562,903.17	4.886
TOTAL	3,286,354,419.59	100.000
Abigail P. Johnson
Affirmative	3,109,441,037.15	94.617
Withheld	176,913,382.44	5.383
TOTAL	3,286,354,419.59	100.000
Edward C. Johnson 3d
Affirmative	3,111,275,896.85	94.673
Withheld	175,078,522.74	5.327
TOTAL	3,286,354,419.59	100.000
Donald J. Kirk
Affirmative	3,119,842,598.45	94.933
Withheld	166,511,821.14	5.067
TOTAL	3,286,354,419.59	100.000
Marie L. Knowles
Affirmative	3,124,334,177.66	95.070
Withheld	162,020,241.93	4.930
TOTAL	3,286,354,419.59	100.000
Ned C. Lautenbach
Affirmative	3,126,280,508.33	95.129
Withheld	160,073,911.26	4.871
TOTAL	3,286,354,419.59	100.000
Marvin L. Mann
Affirmative	3,119,208,557.40	94.914
Withheld	167,145,862.19	5.086
TOTAL	3,286,354,419.59	100.000
William O. McCoy
Affirmative	3,121,385,684.28	94.980
Withheld	164,968,735.31	5.020
TOTAL	3,286,354,419.59	100.000
Robert L. Reynolds
Affirmative	3,123,400,781.93	95.042
Withheld	162,953,637.66	4.958
TOTAL	3,286,354,419.59	100.000
William S. Stavropoulos
Affirmative	3,123,548,598.75	95.046
Withheld	162,805,820.84	4.954
TOTAL	3,286,354,419.59	100.000
* Denotes trust-wide proposals and voting results.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

7373 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

10100 Santa Monica Blvd.
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16995 Bernardo Ctr. Drive
Rancho Bernardo, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

9185 East Westview Road
Littleton, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

222 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

3501 PGA Boulevard
West Palm Beach, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

875 North Michigan Ave.
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

405 Cochituate Road
Framingham, MA

416 Belmont Street
Worcester, MA

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 Old N. Woodward Ave.
Birmingham, MI

43420 Grand River Avenue
Novi, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

8885 Ladue Road
Ladue, MO

Nevada

2225 Village Walk Drive
Henderson, NV

Annual Report

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Highway 35
Shrewsbury, NJ

New York

1055 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

11 Penn Plaza
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

North Carolina

4611 Sharon Road
Charlotte, NC

Ohio

3805 Edwards Road
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

1324 Polaris Parkway
Columbus, OH

Oregon

16850 SW 72nd Avenue
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

14100 San Pedro
San Antonio, TX

1576 East Southlake Blvd.
Southlake, TX

19740 IH 45 North
Spring, TX

Utah

215 South State Street
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York

New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

CAI-UANN-0605
1.784716.102

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Item 2. Code of Ethics

As of the end of the period, April 30, 2005, Fidelity Summer Street Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Marie L. Knowles is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Knowles is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees.

For the fiscal years ended April 30, 2005 and April 30, 2004, the aggregate Audit Fees billed by PricewaterhouseCoopers LLP (PwC) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for the Fidelity Capital & Income Fund (the fund) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2005A	2004A
Fidelity Capital & Income Fund	$178,000	$162,000
All funds in the Fidelity Group of Funds audited by PwC	$11,300,000	$10,600,000
A	Aggregate amounts may reflect rounding.

(b) Audit-Related Fees.

In each of the fiscal years ended April 30, 2005 and April 30, 2004 the aggregate Audit-Related Fees billed by PwC for services rendered for assurance and related services to the fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2005A	2004A,B
Fidelity Capital & Income Fund	$0	$0
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

In each of the fiscal years ended April 30, 2005 and April 30, 2004, the aggregate Audit-Related Fees that were billed by PwC that were required to be approved by the Audit Committee for services rendered on behalf of Fidelity Management & Research Company (FMR) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the fund ("Fund Service Providers") for assurance and related services that relate directly to the operations and financial reporting of the fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Billed By	2005A	2004A,B
PwC	$0	$50,000
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

Fees included in the audit-related category comprise assurance and related services (e.g., due diligence services) that are traditionally performed by the independent registered public accounting firm. These audit-related services include due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews, attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

(c) Tax Fees.

In each of the fiscal years ended April 30, 2005 and April 30, 2004, the aggregate Tax Fees billed by PwC for professional services rendered for tax compliance, tax advice, and tax planning for the fund is shown in the table below.

Fund	2005A	2004A,B
Fidelity Capital & Income Fund	$2,500	$2,300
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

In each of the fiscal years ended April 30, 2005 and April 30, 2004, the aggregate Tax Fees billed by PwC that were required to be approved by the Audit Committee for professional services rendered on behalf of the Fund Service Providers for tax compliance, tax advice, and tax planning that relate directly to the operations and financial reporting of the fund is shown in the table below.

Billed By	2005A	2004A,B
PwC	$0	$0
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent registered public accounting firm's tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d) All Other Fees.

In each of the fiscal years ended April 30, 2005 and April 30, 2004, the aggregate Other Fees billed by PwC for all other non-audit services rendered to the fund is shown in the table below.

Fund	2005A	2004A,B
Fidelity Capital & Income Fund	$5,400	$4,700
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

In each of the fiscal years ended April 30, 2005 and April 30, 2004, the aggregate Other Fees billed by PwC that were required to be approved by the Audit Committee for all other non-audit services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of the fund is shown in the table below.

Billed By	2005A	2004A,B
PwC	$450,000	$210,000
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

Fees included in the All Other Fees category include services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the fund.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures:

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity Fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (Covered Service) are subject to approval by the Audit Committee before such service is provided. Non-audit services provided by a fund audit firm for a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund (Non-Covered Service) but that are expected to exceed $50,000 are also subject to pre-approval by the Audit Committee.

All Covered Services, as well as Non-Covered Services that are expected to exceed $50,000, must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee. Neither pre-approval nor advance notice of Non-Covered Service engagements for which fees are not expected to exceed $50,000 is required; such engagements are to be reported to the Audit Committee monthly.

(e) (2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended April 30, 2005 and April 30, 2004 on behalf of the fund.

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended April 30, 2005 and April 30, 2004 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of the fund.

Tax Fees:

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended April 30, 2005 and April 30, 2004 on behalf of the fund.

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended April 30, 2005 and April 30, 2004 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of the fund.

All Other Fees:

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended April 30, 2005 and April 30, 2004 on behalf of the fund.

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended April 30, 2005 and April 30, 2004 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of the fund.

(f) According to PwC for the fiscal year ended April 30, 2005, the percentage of hours spent on the audit of the fund's financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of PwC is as follows:

Fund	2005
Fidelity Capital & Income Fund	0%

(g) For the fiscal years ended April 30, 2005 and April 30, 2004, the aggregate fees billed by PwC of $3,100,000A and $1,950,000A,B for non-audit services rendered on behalf of the funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2005A	2004A,B
Covered Services	$450,000	$250,000
Non-Covered Services	$2,650,000	$1,700,000
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

(h) The trust's Audit Committee has considered Non-Covered Services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the fund, taking into account representations from PwC, in accordance with Independence Standards Board Standard No.1, regarding its independence from the fund and its related entities.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Summer Street Trust

By:	/s/Christine Reynolds
Christine Reynolds
President and Treasurer

Date:	June 23, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Christine Reynolds
Christine Reynolds
President and Treasurer

Date:	June 23, 2005
By:	/s/Timothy F. Hayes
Timothy F. Hayes
Chief Financial Officer

Date:	June 23, 2005